                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

                              SMITHTOWN BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                SMITHTOWN BANCORP

                              ONE EAST MAIN STREET
                         SMITHTOWN, NEW YORK 11787-2801

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held
                             TUESDAY, APRIL 8, 1997

         The Annual Meeting of Shareholders of Smithtown Bancorp (the "Bancorp"), will be held at the Bavarian Inn, 422 Smithtown Boulevard, Lake Ronkonkoma, New York, on April 8, 1997, at 10:30 AM, for the following purposes:

         1. The election of three directors to serve a term of three years.

         2. To approve the appointment of Albrecht, Viggiano, Zureck & Company, P.C. as independent auditors for the year ending December 31, 1997.

         3. To transact such other business as may properly come before the meeting for any adjournment thereof.

         Pursuant to a resolution of the Board of Directors adopted at the Board of Directors meeting on January 28, 1997, only shareholders of record at the close of business on February 24, 1997, shall be entitled to notice of and to vote at this meeting.

Dated:   March 3, 1997
Smithtown, New York

                              BY ORDER OF THE BOARD OF DIRECTORS

                                   BRADLEY E. ROCK
                                   Chairman of the Board, President

                                SMITHTOWN BANCORP

                              ONE EAST MAIN STREET
                         SMITHTOWN, NEW YORK 11787-2801

                                 PROXY STATEMENT

                            GENERAL PROXY INFORMATION

           This Proxy Statement (this "Proxy Statement") is furnished in connection with the solicitation by and on behalf of the Board of Directors of Smithtown Bancorp, (the "Bancorp") of proxies to be used at the Annual Meeting of Shareholders of the Bancorp to be held at the Bavarian Inn, 422 Smithtown Boulevard, Lake Ronkonkoma, New York, on April 8, 1997, and at any adjournment thereof. The costs of the proxy solicitation are to be paid by the Bancorp. Bank of Smithtown (the "Bank" or "Bank of Smithtown" ) is a wholly-owned subsidiary of the Bancorp. This Proxy Statement is being mailed on or about March 3, 1997, to holders of the Common Shares.

AUTHORIZED SHARES AND VOTING RIGHTS

           Holders of record of Common Shares as of the close of business on February 24, 1997 (the "Record Date"), will be entitled to vote at the meeting. Each shareholder is entitled to one vote for each share of stock held by him or her. There were 433,268 Common Shares outstanding on the Record Date.

REVOCABILITY OF PROXY

           If the accompanying form of Proxy is executed and returned, it nevertheless may be revoked by the shareholder at any time before it is exercised. But if it is not revoked, the shares represented thereby will be voted by the persons designated in each such Proxy.

FINANCIAL STATEMENTS

           A copy of the Bancorp's Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1996, has heretofore been mailed to the shareholders.

MATTERS TO BE VOTED ON AT THE MEETING

           There are two matters that are scheduled to be voted on at the Annual Meeting. Shareholders are being asked to vote on (1) the election of three directors, and (2) the approval of Albrecht, Viggiano, Zureck & Co., P.C., as the Bancorp's independent auditors for the year ending December 31, 1997.

           It is intended that the shares of stock represented by the accompanying form of Proxy will be voted for the election of the director nominees listed in Table I and in favor of the other proposals, unless a contrary direction is indicated on the form of Proxy. With respect to the director nominees, if any of such nominees should become unavailable for any reason, which the directors do not now contemplate, it is intended that, pursuant to the accompanying form of Proxy, votes will be cast for a substitute nominee designated by the Board of Directors.

           Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy. The approval referred to above will be authorized if a majority of the votes cast at the Annual Meeting, either in person or by proxy, are voted in favor of such approval.

           With respect to the proposals referred to in (1) and (2) above, abstentions and broker non-votes will be counted as not having voted and will not be counted in determining if the plurality, with respect to (1), or the majority, with respect to (2), was obtained.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Certificate of Incorporation of the Bancorp provides that the Board of Directors shall consist of 9 members and that the directors shall be classified into three classes, each of which shall serve for a term of three years, with the term of office of one class expiring each year.

NOMINEES FOR ELECTION OF DIRECTORS

         All nominees who are presently serving as directors were elected to their present term of office by the shareholders. The following directors whose terms are expiring this year, are proposed for re-election for terms expiring in 2000: Attmore Robinson, Jr., Bradley E. Rock and Charles E. Rockwell. Robert Scherdel was elected to the board on May 28, 1996, pursuant to Article 2,
Section 1, of the Bancorp's By-Laws to fill the unexpired term of H. Melville Brush, who retired in February, 1996.

                                     TABLE I

                                DATE                                   EXPERIENCE AND                          SHARES OF STOCK
                            DIRECTORSHIP       DIRECTOR             PRINCIPAL OCCUPATION                    BENEFICIALLY OWNED (2)
NAME AND AGE                TERM EXPIRES       SINCE (1)            DURING PAST 5 YEARS                        #               %
----------------------------------------------------------------------------------------------------------------------------------
NOMINEES

Attmore Robinson, Jr., 85       1997             1948          Partner, Elzon & Robinson,
                                                               Real Estate Brokers, until
                                                               retirement in 1993.                            9,763           2.25


Bradley E. Rock, 44             1997             1988          Chairman of the Board, President
                                                               & Chief Executive Officer of the
                                                               Bancorp and the Bank.                          2,457            .56


Charles E. Rockwell, 80         1997             1984          Retired in 1976.  Formerly a
                                                               commercial airline captain. Active
                                                               in community non-profit
                                                               organizations.                                 4,418           1.01

                                DATE                           EXPERIENCE AND                                 SHARES OF STOCK
                            DIRECTORSHIP       DIRECTOR        PRINCIPAL OCCUPATION                    BENEFICIALLY OWNED (2)
NAME AND AGE                TERM EXPIRES       SINCE (1)       DURING PAST 5 YEARS                            #          %
-----------------------------------------------------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE

Patrick A. Given, 52            1998             1989          Real Estate Appraiser and
                                                               Consultant; Given Associates,
                                                               located at 550 Route 111,
                                                               Hauppauge, New York.                       2,300          .53

Edith Hodgkinson, 74            1998             1979          Retired Restaurateur, active in
                                                               community non-profit organizations.       28,203         6.50

Robert W. Scherdel, 42          1998             1996          President & CEO
                                                               Sunrest Health Facilities, Inc.            5,039         1.16

James H. Glamore, 77            1999             1979          President, Glamore Motor Sales,
                                                               Inc. (automobile sales), until
                                                               retirement in 1996                         4,755         1.09

Barry M. Seigerman, 56          1999             1993          Chairman & Chief Executive
                                                               Officer Seigerman-Mulvey, Co.,
                                                               Inc., Insurance Brokers, located at
                                                               31 Research Way, East Setauket,
                                                               New York.  Active in business
                                                               and community non-profit
                                                               organizations.                               748          .17

Augusta Kemper, 74              1999             1992          Horticulturist and Owner of Kemper
                                                               Nurseries until retirement in 1985.       24,933         5.75


1) Each director of the Bancorp is also a director of Bank of Smithtown. The dates given are the dates on which the director first served as a director of Bank of Smithtown.

2) These figures include Common Shares owned by family members of directors as to which each of the directors disclaim any beneficial ownership. Mrs. Hodgkinson's shares include shares held by Bank of Smithtown as Trustee under the Last Will and Testament of Carlyle Hodgkinson. The amount of Common Shares beneficially owned and listed in the table above is provided as of February 24, 1997.

BOARD OF DIRECTORS

     The Board of Directors holds regular monthly meetings. The Board held twelve meetings during 1996. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and the committee or committees thereof on which such director served during 1996.

COMMITTEES OF THE BOARD

     The Board of Directors has established a number of committees to assist it in the discharge of its responsibilities.

     The Audit Committee, consisting of eight directors, had four meetings in 1996. The chairman of the committee is Attmore Robinson, Jr. The committee reviews results of regulatory examinations, internal audits and audits of the independent auditor in conformance with regulations of the New York State Banking Department and the laws of the State of New York. Current members of this committee are James H. Glamore, Edith Hodgkinson, Augusta Kemper, Attmore Robinson, Jr., Charles E. Rockwell, Patrick A. Given, Barry M. Seigerman and Robert Scherdel.

     The Compensation Committee consists of four members. The chairman of the committee is Attmore Robinson, Jr. This committee makes recommendations to the Board of Directors with respect to the compensation of elected officers. Current members of this committee are Augusta Kemper, Edith Hodgkinson, Attmore Robinson, Jr. and Charles E. Rockwell.

     The Board of Directors does not have a standing nominating committee.

DIRECTOR COMPENSATION

     Directors of the Bank received a fee of $600 per month during 1996. The members of the Directors Loan Committee who are not officers of the Bank and who were appointed to the committee prior to May 1, 1996, also received a monthly fee of $300 for committee membership. The total amount of directors' fees paid during 1996 was $75,300.00.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.
                         (PROPOSAL NO. 1 ON THE PROXY).

                        APPROVAL OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

     The Audit Committee has recommended that Albrecht, Viggiano, Zureck & Co., P.C., Certified Public Accountants, continue as the independent auditors for the Bank and the Bancorp for 1997. The firm has served as the independent auditors for the Bank and the Bancorp since 1992. Representatives of the firm will be present at the annual meeting to answer questions and are free to make statements during the course of the meeting.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL
       TO APPROVE THE INDEPENDENT AUDITORS (PROPOSAL NO. 2 ON THE PROXY).

                             EXECUTIVE OFFICERS AND
                             PRINCIPAL SHAREHOLDERS


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The persons listed below are beneficial owners of more than 5% of the outstanding Common Shares of the Bancorp as of February 24, 1997.


NAME AND ADDRESS                      COMMON SHARES          PERCENT
OF BENEFICIAL OWNER                 BENEFICIALLY OWNED       OF CLASS
-------------------                 ------------------       --------
Elizabeth Radau                             30,296            6.99%
43 Edgewood Avenue
Smithtown, New York 11787-2723

Edith Hodgkinson                            28,203            6.50%
P.O. Box 756
Bayport, New York 11705-0756

Augusta Kemper                              24,933            5.75%
51 Mills Pond Road
St. James, New York 11780-2111

The following table shows stock ownership as of February 24, 1997, of all directors and officers of the Bancorp as a group:

                                    TABLE II

========================================================================================================================
                                                     AMOUNT OF COMMON SHARES                   PERCENTAGE OF OUTSTANDING
                                                     BENEFICIALLY OWNED (NOTE 1)                     COMMON SHARES
------------------------------------------------------------------------------------------------------------------------
Eleven directors and executive officers
of the Bancorp as a group                                82,812 Common Shares                            19.11%
========================================================================================================================


Note 1

         Includes Common Shares owned by family members of directors as to which the directors disclaim any interest.

MATERIAL PROCEEDINGS

         There are no material proceedings to the best of management's knowledge to which any director, officer or affiliate of the Bancorp or any record holder or beneficial owner of more than five percent of the Bancorp's stock, or any associate of any such director, officer, affiliate of the Bancorp, or security holder is a party adverse to the Bancorp or any of its subsidiaries or has a material interest adverse to the Bancorp.

EXECUTIVE OFFICERS

         The following table sets forth information as to each executive officer of the Bancorp who is also an executive officer of the Bank as of January, 1996.

                                    TABLE III

==================================================================================================================================
                 NAME                  AGE                       POSITION
----------------------------------------------------------------------------------------------------------------------------------
            Bradley E. Rock             44         Chairman of the Board, President & Chief Executive Officer of the Bancorp since
                                                   January 1992.  President of the Bancorp and the Bank October 1990 to January
                                                   1992.  Director of the Bancorp and the Bank since 1988.
----------------------------------------------------------------------------------------------------------------------------------
            Anita M. Florek             46         Executive Vice President & Chief Financial Officer of the Bank since January
                                                   1993.  Executive Vice President & Treasurer of the Bancorp since January 1993.
                                                   Senior Vice President & Comptroller of the Bank March 1989 to January 1993.
                                                   Treasurer of the Bancorp January 1991 to January 1992.
----------------------------------------------------------------------------------------------------------------------------------
             Marc DeSimone              39         Executive Vice President & Chief Lending Officer of the Bank since January
                                                   1993.  Senior Vice President & Chief Lending Officer of the Bank January 1992
                                                   to January 1993.  Vice President & Chief Lending Officer of the Bank January
                                                   1991 to January 1992.
==================================================================================================================================

EXECUTIVE COMPENSATION

         The table appearing below sets forth all compensation paid in 1996 to each executive officer whose total compensation exceeded $100,000 for such year. All remuneration was paid by Bank of Smithtown.

                                    TABLE IV
                           SUMMARY COMPENSATION TABLE

========================================================================================================================
NAME AND PRINCIPAL POSITION             YEAR              SALARY                 INCENTIVE            OTHER COMPENSATION
                                                                                COMPENSATION               (1) (2)
------------------------------------------------------------------------------------------------------------------------
Bradley E. Rock                         1994            $176,337.01                     -0-               $14,353.05
Chairman, President & CEO               1995            $185,325.00             $20,021.30                $19,077.76
of the Bancorp and the Bank             1996            $200,000.00             $17,372.54                $21,045.96
------------------------------------------------------------------------------------------------------------------------
Anita M. Florek                         1994            $ 86,000.00                     -0-               $ 4,620.31
Executive Vice President                1995            $ 95,000.00             $10,615.79                $ 6,042.98
of the Bancorp and the Bank             1996            $102,000.00             $ 9,673.23                $ 8,505.85
------------------------------------------------------------------------------------------------------------------------
Marc DeSimone                           1994            $ 86,000.00                     -0-               $ 2,881.10
Executive Vice President                1995            $ 95,000.00             $10,615.79                $ 7,023.63
of the Bank                             1996            $102,000.00             $ 9,673.23                $10,458.90
========================================================================================================================

(1) This amount includes director's fees. These amounts also include employer matching contributions paid in connection with the Bank's 401(k) plan, amounts accrued during 1996 under the ESOP and premiums paid on behalf of the officers for a group term life insurance policy.

(2) Amounts reported do not include any amount expended by the Bank which may have provided an incidental benefit to the persons listed in the table above, but which were made by the Bank in connection with its business. While the specific amounts of such incidental benefits cannot be precisely determined, after due inquiry, management does not believe that such value would exceed $5,000 in the aggregate for any of such persons.

CERTAIN TRANSACTIONS

         Some of the directors and officers of the Bancorp, and some of the corporations and firms with which these individuals are associated, are also customers of Bank of Smithtown in the ordinary course of business, or are indebted to the Bank in respect of loans of $60,000.00 or more. It is anticipated that some of these individuals, corporations and firms will continue to be customers of and indebted to the Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than the normal risk of collectability or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.

         No director of the Bank or the Bancorp had an aggregate amount of unsecured indebtedness to the Bank in excess of 15 percent of the Bank's equity capital account during the period of January 1, 1996, through December 31, 1996.

         Outside of normal customer relationships, none of the directors or officers of the Bank or the Bancorp, or the corporations or firms with which such individuals are associated, currently maintains or has maintained within the last fiscal year any significant business or personal relationship with the Bank or the Bancorp other than such as arises by virtue of such individual's or entity's position with and/or ownership interest in the Bank or the Bancorp.

                                  PENSION PLAN

         The Employee Stock Ownership Plan ( the "ESOP") and the 401(k) plans cover full-time employees who have attained the age of 21 years and who have completed 1,000 hours of employment during the year.

         Benefits under the ESOP are based solely on the amount contributed to the ESOP which is used to purchase Common Shares. A participant's allocation is the total employer contribution multiplied by the ratio of that participant's applicable compensation over the amount of such compensation for all participants for that year. Benefits are not subject to deduction of social security or other offset amounts.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals to be presented at the 1998 Annual Meeting must be received by the Secretary of the Board of Directors by October 7, 1997, to be included in the proxy statement.

                                 OTHER BUSINESS

         So far as the Board of Directors of the Bancorp now knows, no business other than that referred to above will be transacted at the Annual Meeting. The persons named in the Board of Directors' Proxies may, in the absence of instructions to the contrary, vote upon all matters presented for action at the Meeting according to their best judgment.

Dated:   March 3, 1997

                                                  SMITHTOWN BANCORP

                                                  BRADLEY E. ROCK

                                                  Chairman of the Board,
                                                  President & Chief Executive
                                                  Officer

                           THIS PROXY IS SOLICITED BY
                  BOARD OF DIRECTORS OF SMITHTOWN BANCORP, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD
                             TUESDAY, APRIL 8, 1997

     The undersigned shareholder of Smithtown Bancorp, Inc., revoking all proxies heretofore given with respect to the shares represented herewith, hereby constitutes and appoints Doris Masters, Barry Brown and Albert Brayson II or any of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned, with all the powers which the undersigned would possess if personally present, to vote all common shares of Smithtown Bancorp, Inc., held of record by the undersigned on February 24, 1997, at the Annual Meeting of Shareholders of Smithtown Bancorp, Inc., to be held at the Bavarian Inn, 422 Smithtown Boulevard, Lake Ronkonkoma, New York, on April 8, 1997, at 10:30 AM, or any adjournment thereof.

1. ELECTION OF Attmore Robinson, Jr., Bradley E. Rock and Charles E. Rockwell as Directors

[ ]       For ALL NOMINEES.       The Board recommends a vote FOR All Nominees
[ ]       Against ALL NOMINEES.
[ ]       For ALL NOMINEES EXCEPT ______________________________________________
[ ]       Abstain                 ______________________________________________

2.   APPROVAL OF INDEPENDENT AUDITORS

[ ]       For proposal            The Board recommends a vote FOR Proposal No 2.
[ ]       Against Proposal
[ ]       Abstain

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, IN FAVOR OF THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PERSONS IN WHOSE FAVOR THIS PROXY IS GRANTED, UPON MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Dated: __________________, 1997         ___________________________________ L.S.
      (Please insert date)              Signature of Shareholder


                                        ___________________________________ L.S.
                                        Signature if Held Jointly




                                        Please check if you plan to attend the
                                        meeting on April 8, 1997. [ ]



             THIS PROXY SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE.